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                                                                  EXHIBIT 10.3.2

                          PROVIDENT SENIOR LIVING TRUST
                        600 College Road East, Suite 3400
                               Princeton, NJ 08540

March 28, 2005

Fortress Brookdale Acquisition LLC
c/o Fortress Investment Group LLC
1251 Avenue of the Americas, 16th Floor
New York, New York 10020
Attention: Mr. Randal A. Nardone

Brookdale Living Communities, Inc.
330 North Wabash Avenue, Suite 1400
Chicago, Illinois 60611
Attention: General Counsel

Ladies and Gentlemen:

      Reference is made to that certain Tax Matters Agreement dated as of June 18, 2004 (the "Tax Agreement"), by and among Fortress Brookdale Acquisition LLC ("Seller"), Provident Senior Living Trust, a Maryland real estate investment trust ("Acquiror"), and Brookdale Living Communities, Inc., formerly known as BLC Senior Holdings, Inc. ("Indemnitor").

      The parties hereto hereby agree that Section 3(g) of the Tax Agreement is hereby deleted.

      Except as expressly provided herein, (i) the Tax Agreement shall remain in full force and effect, and (ii) no party hereto makes any amendment, alteration or modification of the Tax Agreement nor does any party hereto waive any provision of the Tax Agreement or any right that it may have thereunder.

                                        PROVIDENT SENIOR LIVING TRUST

                                        By:/s/ Darryl W. Copeland, Jr.
                                          --------------------------------------
                                          Darryl W. Copeland, Jr.
                                          Chief Executive Officer

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Fortress Brookdale Acquisition LLC
Brookdale Living Communities, Inc.
March 28, 2005
Page 2

Acknowledged and agreed as of
the date first written above:

FORTRESS BROOKDALE ACQUISITION LLC

By:       /s/ William B. Daniger
   -----------------------------------------
   Name:  William B. Daniger
   Title: Vice President

BROOKDALE LIVING COMMUNITIES, INC.

By:       /s/ R. Stanley Young
   -----------------------------------------
   Name:  R. Stanley Young
   Title: Executive Vice President,
          Chief Financial Officer and
          Treasurer

Copies to:

Skadden Arps Slate Meagher & Flom LLP
Four Times Square
New York, New York  10036
Attention:        Joseph A. Coco, Esq.
Facsimile:        (212) 735-2000

Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York  10019
Attention:        Robert L. Golub, Esq.
Facsimile:        (212) 839-5599

Winston & Strawn LLP
35 West Wacker Drive
Chicago, Illinois  60601
Attention:        Brendan P. Head, Esq.
Facsimile:        (312) 558-5700